UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Wall Street West, Suite 275, Lyndhurst, New Jersey	07071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 935-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2018, CCA Industries, Inc. (the “Company”) entered into the Waiver and Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement (the “Waiver and Amendment”) with PNC Bank, National Association, as administrative agent and lender, with respect to the Company’s existing Revolving Credit, Term Loan and Security Agreement, dated as of February 5, 2018 (the “Loan Agreement”). The Loan Agreement contains a covenant requiring the Company to maintain a fixed charge coverage ratio of not less than 1.10 to 1.00 as of the end of each fiscal quarter which is measured on a rolling four quarter basis. The Waiver and Amendment waived the event of default (previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2018) that arose with respect to this covenant for the period ended August 31, 2018. In addition, the Waiver and Amendment amended the Loan Agreement to reset the commencement date of the fixed charge coverage ratio covenant to begin with the fiscal quarter ending November 30, 2018. For the quarter ending November 30, 2018, the covenant will be tested only for the fiscal quarter then ending; for the quarter ending February 28, 2019, the covenant will be tested for the two fiscal quarter period then ending; and for the quarter ending May 31, 2019, the covenant will be tested for the three fiscal quarter period then ending. Thereafter, the covenant will be tested on a rolling four quarter basis.

The foregoing description of the material terms of the Waiver and Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text thereof, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety.
Item 2.02 Results of Operations and Financial Condition.

On October 22, 2018, CCA Industries, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended August 31, 2018. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02, Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 7.01 Regulation FD Disclosure.
See Item 2.02 “Results of Operations and Financial Condition” above.
Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits

Exhibit Number	Description

10.1	Waiver and Amendment No. 1
99.1	Press release issued October 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated: October 22, 2018

CCA Industries, Inc. x

By: /s/  Stephen A. Heit
Stephen A. Heit
Chief Financial Officer